1

Record and Return to:
Harris Beach pllc

Recording Fee:  $      70.00
Mortgage Tax:   $   3,656.00
Spec. Mtg. Tax: $   1,828.00
Tax Map No.:        96-2-1.9

       TOMPKINS TRUST COMPANY                        CONSOLIDATED
                                               LEASEHOLD MORTGAGE
                                                 Ithaca, New York
                                                  October 2, 2006

     THIS MORTGAGE made October 2, 2006, by EVAPORATED METAL FILMS CORP. a New York corporation, maintaining its office at 239 Cherry Street, Ithaca, New York 14850 ("Company"), and TOMPKINS TRUST COMPANY, a New York banking corporation with offices at 110 North Tioga Street, Ithaca, New York 14850 ("Mortgagee"),

                     W I T N E S S E T H :

     That to secure the payment of Company's indebtedness to Mortgagee, outstanding from time to time, up to the maximum principal sum of SEVEN HUNDRED THIRTY-ONE THOUSAND ONE HUNDRED EIGHTY-FIVE AND 71/100 DOLLARS ($731,185.71) secured hereby in lawful money of the United States of America, (said indebtedness, interest and all other sums which may or shall become due hereunder being hereinafter collectively referred to as the "Debt") according to a certain commercial line of credit agreement and any extensions or renewals thereof (the "Note") entered into by and between Company and Mortgagee concurrently herewith, Company hereby mortgages to the Mortgagee all right, title and interest of Company in and to the property described in Schedule A attached hereto (the "Premises"), pursuant to a ground lease by and between the Ithaca Urban Renewal Agency, as lessor, and Evaporated Metal Films Corp. (incorrectly designated as Evaporated Metal Films, Inc., as a result of a clerical error), as lessee, dated May 26, 1988, and amended on August 12, 1988, and recorded in the Tompkins County Clerk's Office in Liber 637 of Deeds at page 231 and Liber 639 of Deeds at page 531, respectively, (the lease being referred to herein as the "Ground Lease"), and the buildings, structures, fixtures and improvements now or hereafter located thereon (the "Improvements").

          TOGETHER WITH all right, title and interest of Company in and to the following property, rights and interests (the Premises and the Improvements together with such property, rights and interests being hereinafter collectively called the "Mortgaged Property");

     (a) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

     (b) all fixtures and articles of personal property now or hereafter owned by the Company and affixed to, or appurtenant to or used in connection with the operation of, the Mortgaged
Property;

     (c) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

     (d) all leases, subleases and other agreements affecting the use or occupancy of the Mortgaged Property now or hereafter entered into (the "Leases") and the right to receive and apply the rents, issues and profits of the Mortgaged Property (the "Rents") to the payment of the Debt;

     (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

     (f) the right, in the name and on behalf of Company to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property.

          TO  HAVE  AND  TO HOLD the above granted and  described
Mortgaged Property unto and to the proper use and benefits of Mortgagee, and the successors and assigns of Mortgagee, forever.

          Company covenants, agrees, warrants and represents to Mortgagee as follows:

  1. Payment of Debt. Company will pay the Debt at the time and in the manner provided for in the Note and in this Mortgage.

  2. Warranty of Title. Company warrants that (i) the Ground Lease is a valid and subsisting lease of the Premises, demised for the term set forth, is in full force and effect in accordance with its terms, has not been modified, and there are no existing or anticipated defaults or offsets by the Ground Lessor or by the Company thereunder, (ii) the Company is the owner and holder of the Ground Lease and of the leasehold estates created thereby,
(iii) all sublease(s) in effect affecting the Premises are: (a) subordinate to this Mortgage, or (b) contain non-disturbance and attornment provisions, (iv) the Ground Lessor has good and marketable title to and indefeasible fee title in the Premises free and clear of all liens and encumbrances subject only to Permitted Encumbrances as defined in the Building Loan Agreement and the Ground Lease and (v) Company has title to all buildings and other leasehold improvements on the Premises.

 3. Insurance. Company will keep the Mortgaged Property insured against loss or damage by fire, flood and such other risks and matters, including without limitation, business interruption, rental loss, public liability and boiler insurance, as Mortgagee shall from time to time require in amounts required by Mortgagee, not exceeding in the aggregate 100% of the full insurable value of the Mortgaged Property and shall pay the premiums for such insurance as same become due and payable. Notwithstanding the foregoing, Mortgagee acknowledges and agrees that the insurance policies currently maintained by the Company are such as are currently required by Mortgagee. All policies for such insurance (the "Policies") shall be issued by insurance companies rated A or better by A. M. Best Company, Inc. in Best's Key Rating Guide selected by the Company and shall contain the standard New York mortgagee non-contribution clause endorsement naming Mortgagee as the person to which all payments made by such insurance company shall be paid. Company will assign and deliver the Policies or certificates evidencing the required coverage to Mortgagee. Not later than fifteen (15) days prior to the expiration date of each of the Policies, Company will deliver to Mortgagee satisfactory evidence of the renewal of each of the Policies. If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire, or other casualty, Company shall give prompt notice thereof to Mortgagee. If Company is not in default under this Mortgage, Building Loan Agreement or the Note, and if promptly after the insurance claims are settled, and the Company obtains the permits required and Company proceeds with the restoration, replacement, rebuilding or repair (hereinafter collectively referred to as "Restoration") of the Mortgaged
Property as nearly as possible to the condition the Mortgaged Property was in immediately prior to such fire or other casualty, the net amount of all insurance proceeds received by Mortgagee with respect to such damage or destruction after deduction of its reasonable costs and expenses, if any, in collecting the same (hereinafter referred to as the "Net Proceeds") will be disbursed by Mortgagee to pay for the costs and expenses of Restoration. The Net Proceeds shall be held in trust without obligation on Mortgagee to pay interest thereon and shall be paid by Mortgagee to, or as directed by, Company from time to time during the course of the Restoration, upon receipt of evidence, satisfactory to Mortgagee, that (i) all materials installed and work and labor performed (except to the extent they are to be paid for out of the requested payment) in connection with the Restoration have been paid for in full, (ii) there exist no notices of mechanics' or other liens or encumbrances on the Mortgaged Property arising out of the Restoration, and (iii) the balance of the Net Proceeds plus the balance of any deficiency deposits given by Company to Mortgagee pursuant to the provisions of this paragraph hereinafter set forth shall be sufficient to pay in full the balance of the cost of Restoration. The Restoration shall be done and completed in compliance with all applicable laws, rules and regulations, and all plans and specifications required in connection with the Restoration shall be subject to review and approval in all respects by Mortgagee. All costs and expenses incurred by Mortgagee in connection with making the Net Proceeds available for Restoration of the Mortgaged Property, including, without limitation, reasonable counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Company. The excess, if any, of the Net Proceeds after payment to Company as hereinabove provided, shall be applied by Mortgagee in reduction of the Debt in such priority and proportions as
Mortgagee in its discretion shall deem proper. If the Net Proceeds shall be less than Fifty Thousand ($50,000.00) Dollars, only one disbursement shall be required upon the completion of the Restoration to the satisfaction of Mortgagee. If at any time the Net Proceeds, or the undisbursed balance thereof, shall not in the opinion of Mortgagee be sufficient to pay in full the balance of the cost of Restoration, Company shall deposit the deficiency with Mortgagee before any further disbursement of the Net Proceeds shall be made. All insurance proceeds received by Mortgagee and not required to be disbursed for Restoration pursuant to the provisions of this paragraph hereinabove set forth may be retained and applied by Mortgagee toward the payment of the Debt whether or not then due and payable in such priority and proportions as Mortgagee in its discretion shall deem proper or, at the discretion of Mortgagee, the same may be paid, either in whole or in part, to Company for such purposes as Mortgagee shall designate. If Mortgagee shall receive and retain such insurance proceeds, the lien of the Mortgage shall be reduced only by the amount thereof received and retained by the Mortgagee and actually applied by Mortgagee in reduction of the Debt. The provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire shall not apply to this Agreement.

  4. (a) Payment of Taxes, etc. Company shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, and contractual payments in lieu of any of the foregoing charges, now or hereafter levied, existing or assessed against the Mortgaged Property (the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. Company shall deliver to Mortgagee, upon request, receipted bills, canceled checks and other evidence satisfactory to Mortgagee evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

      (b) Escrow Fund. Company shall, in the Event of Default, at the option of Mortgagee, pay to Mortgagee on the first day of each calendar month (i) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Mortgagee to be payable, during the next ensuing twelve (12) months and (ii) one-twelfth of an amount which would be sufficient to pay the premiums due for the renewal of the coverage afforded by the
Policies  upon the expiration thereof (said amounts  in  (i)  and
(ii) above hereinafter called the "Escrow Fund"). The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Company to Mortgagee. Company hereby pledges to Mortgagee any and all monies now or hereafter deposited in the Escrow Fund as additional security for the payment of the Debt. Mortgagee will apply the Escrow Fund to payments required to be made by Company pursuant to paragraphs 3 and 4 of this Mortgage. If the amount of the Escrow Fund shall exceed the amounts due pursuant to paragraphs 3 and 4 hereof, Mortgagee shall, in its discretion, (1) return any excess to Company, (2) credit such excess against the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper, or (3) credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Mortgagee may deal with the person shown on the records of Mortgagee to be the owner of the Mortgaged Property. If the Escrow Fund is not sufficient to pay the items set forth in paragraphs 3 and 4 above, Company shall promptly pay to Mortgagee, upon demand, an amount which Mortgagee shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default (hereinafter defined) Mortgagee may apply any sums in its hands to the payment of the following items in any order in its uncontrolled discretion:

     I.   Taxes;

     II.  Insurance premiums;

     III. Interest on the unpaid principal balance of the Note;

     IV. Amortization of the unpaid principal balance of the Note;

     V. All other charges payable pursuant to the Note and the Mortgage, including without limitation advances made by Mortgagee pursuant to the terms of this Mortgage.

Until expended or applied as above provided, any amounts in the Escrow Fund shall constitute additional security for the Debt. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Mortgagee. No earnings or interest on the Escrow Fund shall be payable to Company.

      (c) Escrow Fund Late Charge. In the event that any such payments due to the Escrow Fund shall become overdue for a period in excess of fifteen days, a "late charge" not to exceed an amount equal to six percent (6%) of any such payment or payments so overdue may be charged by the holder hereof for the purpose of defraying the expense incident to handling such delinquent escrow payment or payments.

  5. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Company shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Mortgage and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Mortgagee to the discharge of the Debt. Mortgagee may apply any such award or payment to the discharge of the Debt whether or not then due and payable in such priority and proportions as Mortgagee in its discretion shall deem proper. In the event the Company is not in default under this mortgage and elects to restore the Improvements pursuant to any applicable provision of either Ground Lease, then the net amount of such proceeds shall be disbursed to pay for the costs of such restoration. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. Company shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Mortgagee subject to the rights of any prior mortgagee, and hereby irrevocably authorize and empower Mortgagee, in the name of Company or otherwise to collect and receipt for any such award or payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Company shall, upon demand of Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

  6. Leases and Rents. To the extent not inconsistent with any Collateral Assignment of Leases and Rents executed simultaneously herewith, Company hereby assigns to Mortgagee the rents under each tenancy or subtenancy of the Premises. Mortgagee has the right to enter the Mortgaged Property for the purpose of enforcing its interest in the Leases and the Rents. Subject to the terms of this paragraph, Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Company the right to collect the Rents. Company shall hold the Rents, or an amount sufficient to discharge all current sums due on the debt, in trust for use in payment of the Debt. The right of Company to collect the Rents may be revoked by Mortgagee upon the occurrence of an Event of Default by Company under the terms of the Note or this Mortgage by giving notice of such revocation to Company. Following such notice Mortgagee may retain and apply the Rents toward payment of the Debt in such priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property. Company shall not, without the consent of Mortgagee, make, or suffer to be made, any Leases for a term in excess of five (5) years or cancel or modify any Leases or accept prepayment of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. Mortgagee shall have all of the rights against tenants of the Mortgaged Property as set forth in Section 291-f of the Real Property Law of New York. Company shall (a) fulfill or perform each and every provision of the Leases on the part of Company to be fulfilled or performed, and (b) enforce the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which Mortgagee may have herein, in the Event of Default under this Mortgage, Mortgagee, at its option, may require Company to pay monthly in advance to Mortgagee, or any receiver appointed to collect the
Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Company. Upon default in any such payment, Company will vacate and surrender possession of the Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Company may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the lessor or sublessor under the Leases.

  7. Maintenance of the Mortgaged Property. Company shall cause the Mortgaged Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements shall not be removed, demolished or materially altered, without the consent of
Mortgagee, which consent shall not unreasonably be withheld or delayed. Company shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, and shall promptly repair, replace or rebuild any part of the
Mortgaged Property which may be damaged or destroyed by any casualty (including any casualty for which insurance was not obtained or obtainable) or which may be affected by any proceeding of the character referred to in paragraph 5 hereof and shall complete and pay for, within a reasonable time, any structure at any time in process of construction or repair on the Premises. If such casualty shall be covered by the Policies, Company's obligation to repair, replace or rebuild such portion of the Mortgaged Property shall be contingent upon Mortgagee paying Company the proceeds of the Policies or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. Company will not, without obtaining the prior consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof.

  8. Estoppel Certificates. Company, within ten (10) days after request by Mortgagee and at its expense, will furnish Mortgagee with a statement, duly acknowledged and certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any.

  9. Transfer or Encumbrance of the Mortgaged Property. Company acknowledges that Mortgagee has examined and relied on the creditworthiness of Company and experience of Company in owning and operating properties such as the Mortgaged Property in agreeing to make the loan secured hereby, and that Mortgagee will continue to rely on Company's ownership interest of the Mortgaged Property as a means of maintaining the value of the Mortgaged
Property as security for repayment of the Debt. Company acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Company default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Company agrees, without the prior written consent of Mortgagee, which shall not unreasonably be withheld or delayed, not to further encumber (including any mortgage, deed of trust or wrap-around mortgage or like security interest) the Mortgaged Property or any part thereof or permit the further encumbrance of the Mortgaged Property or any part thereof, or to sell, transfer or convey the Mortgaged Property or any part thereof or the right to manage or control the operation of the Mortgaged Property or any part thereof or permit the Mortgaged Property or any part thereof to be sold, transferred or conveyed, or pledge the Mortgaged Property or any part thereof. A sale, transfer or conveyance within the meaning of this paragraph 9 shall be deemed to include
(a) an installment sales agreement wherein Company agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments; (b) an agreement by Company leasing all or a substantial part of the Mortgaged Property (except such leases as are approved by Mortgagee) or a sale, assignment or other transfer of, or the grant of a security interest in, Company's right, title and interest in and to any Leases or any Rents; and
(c) if Company is a corporation, the voluntary or involuntary sale, conveyance or transfer of Company's stock or the creation or issuance of new stock by which an aggregate of more than 10% of Company's stock shall be vested in a party or parties who are not now stockholders. Mortgagee reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Mortgage as so modified by the proposed transferee, payment of a transfer fee, or such other conditions as Mortgagee shall determine in its sole discretion to be in the interest of Mortgagee. Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon the sale, transfer, conveyance or further encumbrance of the Mortgaged Property without Mortgagee's consent. This provision shall apply to every sale, transfer, conveyance, or further encumbrance of the Mortgaged Property or any part thereof regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, transfer, conveyance, or further encumbrance of the Mortgaged Property. Company shall give immediate written notice to the Mortgagee of any such sale, transfer, conveyance or further encumbrance.

10. Notice. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be sent by mail to the partys address, as listed in the Mortgage. Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

11. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, may, at the discretion of Mortgagee, be sold separately and in any order or manner, provided that if such parcel shall be subdivided and offered for sale in separate parcels, then the Ground Lessors written consent or an Order of a court of competent jurisdiction shall be required.

12. Changes in the Laws Regarding Taxation. If any law is enacted or adopted after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which changes the laws now in force for the taxation of mortgages, security instruments or debts secured thereby or the manner of the operation of any such taxes or which otherwise imposes a tax, either directly or indirectly, on the Note, the Debt or the Mortgage, Company will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Company would be unlawful, or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

13. Credits on Account of the Debt. Company will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged property or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

14. Offsets, Counterclaims and Defenses. Any assignee of this Mortgage and the Note shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Company may have against any assignor of this Mortgage and the Note and no such offset, counterclaim or defense shall be interposed or asserted by Company in any action or proceeding brought by any such assignee upon this Mortgage and/or the Note and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Company.

15. Other Security for the Debt. Company shall observe and perform all of the terms, covenants and provisions contained in the Note and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby.

16. Documentary Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Mortgage, Company will pay for the same, with interest and penalties thereon, if any.

17. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times and upon reasonable notice, so as to not unreasonably interfere with the conduct of any tenant's business activities upon the Mortgaged Property.

18. Books and Records. Company will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied and generally accepted for cash basis taxpayers proper and accurate books, records and accounts reflecting all of the financial affairs of Company and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expense be realized by Company or by any other person whatsoever excepting lessees unrelated to and unaffiliated with Company who have leased from Company portions of the Mortgaged Property for the purpose of occupying the same. On reasonable notice, Mortgagee shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of Company or other person maintaining such books, records and accounts and to make copies or extracts thereof as Mortgagee shall desire. Upon request, Company will furnish Mortgagee annually, within one hundred twenty (120) days next following the end of each fiscal year of Company, with a complete copy of its financial statement the accuracy of which is certified by Company covering the Company and the operation of the Mortgaged Property for such fiscal year and containing a fully itemized statement of profit and loss and of surplus and a balance sheet. Upon request, within one hundred twenty (120) days after the end of each fiscal year of Company, Company shall furnish to Mortgagee a certificate signed by Company certifying on the date thereof either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default under the Note or this Mortgage and if such event exists, the nature thereof and the period of time it has existed. Company shall furnish to Mortgagee, within ten (10) days after request, such further detailed information covering the operation of the Mortgaged Property and the financial affairs of Company, as may be reasonably requested by Mortgagee.

19. Performance of Other Agreements. Company shall observe and perform each and every term to be observed or performed by Company pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

20. Events of Default. The Debt shall become immediately due at the option of Mortgagee upon any one or more of the following events ("Event of Default"):

     (a) if any portion of the Debt is not paid within ten (10) days after the same is due;

     (b) if any of the Taxes is not paid within thirty (30) days after notice and demand therefore, unless such Taxes are being contested in good faith by Company in appropriate proceedings;

     (c)   if the Policies are not kept in full force and effect,
     or  if  the  Policies  are  not assigned  and  delivered  to
     Mortgagee   within  fifteen  (15)  days  after  receipt   of
     Mortgagee's written  request;

     (d) if Company violates or does not comply in all material respects with any of the material provisions of paragraph 6, 7, or 9 of this Mortgage;

     (e) if any representation or warranty of Company or performance by Company of any of the terms of the Mortgage, made herein or in any report, financial statement or other instrument furnished to Mortgagee shall prove false or misleading in any material respect;

     (f) if Company shall make an assignment for the benefit of creditors;

     (g) if a receiver, liquidator or trustee of Company shall be appointed or if Company shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against Company or if any proceeding for the dissolution or liquidation of Company shall be instituted and, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Company or such Guarantor, upon the same not being discharged, stayed or dismissed within sixty (60) days or if Company shall generally not be paying its debts as they become due;

     (h) if Company shall continue to be in default under any of the other terms, covenants or conditions of this Mortgage for ten (10) days after notice from Mortgagee in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Mortgagee in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and thereafter Company diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Company in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety (90) days;

     (i) if Company shall be in default, beyond applicable grace periods, if any, under any other mortgage or security agreement covering any part of the Mortgaged Property whether it be superior or junior in lien to this Mortgage;

     (j) if the Mortgaged Property shall become subject (i) to any lien which is superior to the lien of the Mortgage, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any mechanic's, materialman's or other lien which is or is asserted to be superior to the lien of the Mortgage and such lien shall remain undischarged for thirty (30) days;

     (k) if Company fails to cure promptly any violation of laws or ordinances, the violation of which is reasonably likely to materially and adversely affect the Mortgaged Property;

     (l) if an Event of Default occurs under the Ground Lease in effect on the Premises; or

     (m) if the Ground Lessor shall deliver to Company notice of default under the terms of the Ground Lease and Company shall not have commenced and thereafter proceeded with diligence and in good faith to cure such default in accordance with the terms of such Ground Lease.

21.   Right  to  Cure Defaults.  If an Event of  Default   herein
occurs,  or  in  the  event  the Company  shall  default  in  the performance of any of the covenants of any Senior Mortgage, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to Company or any person in possession thereof holding under Company, provided that such entry shall not unreasonably interfere with the conduct of any tenant's business activities upon the Mortgaged Property. If Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by Company to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by Company to Mortgagee upon demand, with interest at the rate set forth in the Note for the period after notice from Mortgagee that such costs or expenses were incurred to the date of payment to Mortgagee. All such costs and expenses incurred by Mortgagee pursuant to the terms of this Mortgage, with interest, shall be secured by this Mortgage.

22. Late Payment Charge. If any portion of the Debt is not paid within ten (10) days after the date on which it is due, Company shall pay to Mortgagee upon demand a late payment charge of six cents ($.06) for each dollar ($1) of such unpaid portion of the Debt to defray the expense incurred by Mortgagee in handling and processing such delinquent payment, and such amount shall be secured by this Mortgage.

23. Appointment of Receiver. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

24. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Company shall not be relieved of Company's obligation to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage by reason of (i) failure of Mortgagee to comply with any request of Company to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt or (iii) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of Company, and in the latter event, Company shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged by Mortgagee. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Note and/or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its dis cretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

25. Liability. All obligations or liabilities, if there is more than one mortgagor, shall be joint and several.

26. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State of New York.

27. Further Acts, etc. Company will, at the cost of Company, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which Company may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Company to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

28.   Headings,  etc.   The  headings  and  captions  of  various
paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

29. Filing of Mortgage, etc. Company forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Company will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged property and any instrument of further assurance, and all Federal, state, and county and municipal taxes, duties, impost, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereof, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Company shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

30. Usury Laws. This Mortgage and the Note are subject to the express condition that at no time shall Company be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Company is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Company is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

31. Sole Discretion of Mortgagee. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive.

32. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Company existing at the time such earlier action was commenced.

33. Marshalling and Other Matters. Company hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Company hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of the Mortgage on behalf of Company, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of the Mortgage and on behalf of all persons to the extent permitted by applicable law.

34. Authority. Company (and the undersigned representative of Company, if any) has full power, authority and legal right to execute this Mortgage and to mortgage, give, grant, bargain, sell, alien, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Company's part to be performed. If Company is a corporation, neither its certificate of incorporation nor any amendment thereto nor its by-laws requires the consent of shareholders to the execution and delivery of this Mortgage and the execution and delivery of this Mortgage have been duly authorized by its Board of Directors.

35. Actions and Proceedings. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, Mortgagee in its discretion, determines should be brought to protect its interest in the Mortgaged Property.

36. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

37. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Company" shall mean each and/or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein, the word "Mortgagee" shall mean Mortgagee or any subsequent holder of the Note, the word "Note" shall mean the Note or any other evidence of indebtedness secured by this Mortgage, the word "person" shall include an individual, corporation, partnership, trust, limited liability company, unincorporated association, government, governmental authority, or other entity, the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein, and the word "Debt" shall mean all sums secured by this Mortgage. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

38. Waiver of Notice. Company shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Company, and Company hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Company.

39. No Oral Change. This document may not be modified, amended, changed, discharged or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, change, discharge or termination is sought.

40. Trust Fund. Pursuant to Section 13 of the Lien Law of New York, Company shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement on the Mortgaged Property and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose, but nothing contained herein shall be construed as imposing upon Mortgagee any obligation to ensure the proper allocation of such advances.

41. Attorneys' Fees. If an Event of Default occurs hereunder the Company shall be responsible to pay court fees, filing fees, costs and reasonable attorneys fees incurred by the Mortgagee to remedy such default, to collect the Debt or to foreclose this Mortgage. In addition, if any action or proceeding be commenced to which the Mortgagee by virtue of being Mortgagee hereof, becomes a party, or if a bankruptcy proceeding is filed by or against Company, the Company will reimburse the Mortgagee for its expenses in connection therewith, including reasonable attorneys' fees.

42.   Mortgage Tax.  The Company shall pay any tax imposed  under
Article 11 of the Tax Law or any law amendatory thereof in relation to recording this Mortgage or the recording of any supplementary mortgage or other documents relating thereto, or relating in any manner to the Debt. If the Company defaults in paying such tax, the Mortgagee may pay the same and the Company shall reimburse the Mortgagee therefor together with interest at the rate specified in the Note, and the sums so paid by the Mortgagee and interest shall be added to and become part of the indebtedness secured by this Mortgage and any such supplement thereto.

43. Environmental Matters. Company represents and covenants that, except to the extent permitted or contemplated by applicable law (i) to the best of Company's knowledge, the
Mortgaged Property complies in all respects with all environmental laws and regulations, (ii) any medical waste, pollutants, contaminants, solid wastes, hazardous or toxic substances, petroleum products and other waste (herein, collectively, "contaminants") will at all times be handled, stored, treated and disposed of by Company or any subtenant of Company or occupant of the Mortgaged Property in strict compliance with all applicable environmental or other laws, ordinances, rules and regulations (herein, collectively, "environmental laws" and, except as permitted herein, all of such contaminants shall be removed from and off the Mortgaged Property, (iii) no contaminants will be discharged, released, stored, treated, generated, disposed of, or allowed to escape or exist on the Mortgaged Property, except as permitted herein, (iv) no asbestos has been or will be incorporated into or disposed of on the Mortgaged Property, (v) no underground fuel or chemical storage tanks are, will be, or have been located on the Mortgaged Property, and (vi) to the best of Company's knowledge, no investigation, order, agreement, notice, demand, or settlement with respect to any of the above-mentioned is threatened, anticipated, in existence, or will be in existence. Company upon receiving any information or notice contrary to the representations contained in this paragraph shall immediately notify the Mortgagee in writing with full details regarding the same. Company hereby releases Mortgagee from liability with respect to, and agrees to defend, indemnify, and hold harmless Mortgagee, its directors, officers, employees, agents, representa tives, successors, and assigns from and against any and all claims, demands, damages, costs, orders, liabilities, penalties, and expenses (including attorneys' fees) relating in any way to any violation of the covenants or failure to be accurate of the representations contained in this paragraph. In the event Mortgagee in its reasonable discretion deems it necessary to perform due diligence with respect to any of the above, or to have an environmental audit performed with respect to the Mortgaged Premises, Company agrees to permit the same to be conducted and agrees to pay the expenses of same to Mortgagee upon demand, and agrees that upon failure to do so its obligation for such expenses shall be secured by this Mortgage.

44. Ground Lease Rental. That the Company will pay or cause to be paid, not later than the day when the same becomes due and payable all rent, additional rent, and other payments required to be paid by the Company under the Ground Lease in a timely and effective manner.

45. No Impairment. In no event shall the Company do or permit to be done, or omit to be done, an act which would impair the security of Mortgage, or would constitute grounds for the termination of the Ground Lease; or would entitle the Ground Lessor thereunder to declare a forfeiture of said Ground Lease, or to re-enter the Premises.

46.   No  Modification.   Company will  not  release,  surrender,
terminate, or modify the Ground Lease in any manner without the prior written consent of the Mortgagee.

47. Separate Estates. Company shall not, without the prior written consent of the Mortgagee, permit the fee title to the Premises and the leasehold estate created thereby to merge, but shall always keep such interests separate and distinct, and if the Company acquires the fee title or any other interest in the Premises, the Mortgage shall attach to, cover, spread to, and be a lien upon such interest, and such interest shall be considered as mortgaged to Mortgagee as fully and to the same effect as if specifically herein mortgaged.

48. Notifications. Company agrees to: (a) promptly notify Mortgagee in writing of any default by the Ground Lessor in the performance of any of the terms, covenants, or conditions on the part of the Ground Lease to be performed; (b) promptly (i) advise the Mortgagee in writing of the delivery of any notice by the Ground Lessor to the Company of any default by the Company, in the performance of any terms, covenants, or conditions of either Ground Lease on the part of the Company to be performed and (ii) deliver to the Mortgagee a true copy of each such notice; (c) promptly after the execution and delivery of this Mortgage or of any instrument or agreement supplemental thereof, notify the Ground Lessor in writing of the execution and delivery thereof and deliver to the Ground Lessor a copy of each such instrument or agreement; (d) promptly notify the Mortgagee in writing in the event of the initiation of any arbitration proceeding or other legal action pursuant to the provisions of either Ground Lease, it being expressly agreed that if, at the time any such arbitration proceeding be initiated, the Company shall be in default in the performance of any term, covenant, condition, or other requirement of this Mortgage, or of the Ground Lease, the Mortgagee shall have, the sole and exclusive right to designate and appoint the arbitrator to be appointed by the Company in such arbitration proceeding; and in all events Mortgagee has the right but not the obligation to participate in such proceedings; (e) within ten (10) days after written demand by the Mortgagee to furnish to Company a written estoppel certificate certified to be true which certificate shall state: (i) whether or not there are any defaults, anticipated defaults or offsets on the Ground Lease and set forth such defaults, anticipated defaults or offsets,
(ii) the date to which such Ground Lease is in effect, (iii) the fact that the Company or a third party intends to rely on such statement in the granting of consideration; (f) not, without the written consent of the Company, waive its right to renew the Ground Lease for any renewal term provided in the Ground Lease;
(g) keep the Ground Lease in full force in effect while this Mortgage is in effect and the Debt unpaid and without limiting Companys obligations elsewhere in this Mortgage to execute and put into effect such renewal terms as required to be put into effect by Mortgagee.

49. Article 14 Foreclosure. In the event of default under the Note or this Mortgage, Mortgagee shall have, without limitation, all of the rights and remedies provided by Article 14 of the Real Property Actions and Proceedings Law of the State of New York.

50. Consolidated Mortgage. This mortgage is consolidated with a Mortgage given to Tompkins Trust Company in the principal amount of $320,000.00 dated July 26, 2006 and recorded July 26, 2006 in said Clerk's Office as Instrument Number 494096-004 ("Prior Mortgage"), which Prior Mortgage has a principal balance of $318,814.29 as of the date hereof, so as to form a single, consolidated mortgage lien securing the principal sum of $1,050,000.00.

     IN WITNESS WHEREOF, Company has duly executed this Mortgage the day and year first above written.

EVAPORATED METAL FILMS CORP.


by: _______________________________
      Megan Shay, Authorized Officer

STATE OF NEW YORK        )
COUNTY OF TOMPKINS  )  ss.:

     On the 2nd day of October, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Megan Shay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the same.

               _____________________________
                    Notary Public

                           SCHEDULE A

     ALL  THAT  TRACT OR PARCEL OF LAND situate in  the  City  of
Ithaca, County of Tompkins, and State of New York, bounded and described as follows:

     COMMENCING at a pin found in the southeasterly line of Cherry Street a distance of 631 feet, more or less, southwesterly from its intersection with the south line of West Clinton Street; running thence south 47 degrees 9 minutes 14 seconds east along premises reputedly of Ithaca Urban Renewal Agency (625/5) to a point in the northwesterly line of premises reputedly of Norfolk Southern Railroad; running thence along said Norfolk Southern Railroad premises south 44 degrees 29 minutes 47 seconds west a distance of 267.02 feet to a point; running thence along premises reputedly of Ithaca Urban Renewal Agency (644/737) north 47 degrees 09 minutes 14 seconds west a distance of 237.63 feet to a bent pin found in the southeasterly line of Cherry Street; running thence along said line of Cherry Street north 42 degrees 53 minutes 17 seconds east a distance of 266.91 feet to the point and place of beginning.

     SUBJECT to an easement granted by Ithaca Urban Renewal Agency to New York State Electric and Gas Corp. by instrument dated November 28, 1988 and recorded on January 5, 1989 in the Tompkins County Clerks Office in Liber 643 of Deeds at page 15.

     This mortgage is SUBJECT AND SUBORDINATE to two (2) Leasehold Mortgages given to Tompkins County Trust Company, as follows: (1) in the original principal amount of $100,000, dated December 22, 2004, and (2) in the original principal amount of $115,000, dated December 22, 2005.

TOMPKINS TRUST COMPANY                              MORTGAGE NOTE
$1,050,000.00                                    Ithaca, New York
                                                 Maturity Date: October 1, 2026
October 2, 2006

     FOR VALUE RECEIVED, EVAPORATED METAL FILMS CORP., a New York corporation, maintaining its office at 239 Cherry Street, Ithaca, New York 14850 (herein "Maker" or "Borrower") promises to pay to the order of TOMPKINS TRUST COMPANY, a New York banking corporation having an office at The Commons, Ithaca, New York 14850 ("Payee" or "Bank"), or at such other place as may be designated, from time to time, by Payee, the principal sum of ONE MILLION FIFTY THOUSAND DOLLARS AND NO CENTS ($1,050,000.00) in lawful money of the United States of America, with interest thereon (the "Loan") from the date of this Note until paid. Unless otherwise defined herein, all terms shall have the meanings set forth in the Mortgage or Mortgages securing this Note.

                          INTEREST RATE

      Borrower will pay interest at the initial rate of 7.80% per year (the "Initial Rate") on the unpaid principal. Interest will be charged beginning on the date of this Note and continuing until the debt has been paid in full. The interest rate may increase or decrease during the life of this Note, as provided herein.

      Commencing on the date of the Note and continuing until October 1, 2011 the interest rate will be 7.80%. The interest rate will adjust on October 1, 2011, and every five (5) years thereafter on October 1st (each, an "Interest Rate Adjustment Date") and will correspond directly to changes in the Index. The Index is the Federal Home Loan Bank of New York Advance Rate for 5-year maturities, as made available by the Federal Home Loan Bank of New York on the 15th day of the month immediately prior to the Interest Rate Adjustment Date, or, if such day is not a business day, then on the first business day thereafter. On each Interest Rate Adjustment Date, the new interest rate will be determined by adding 2.80 percentage points to the Index and rounding up to the next higher one quarter of a percentage point. In the event the Federal Home Loan Bank of New York Advance Rate is no longer available, the Index will be determined from any other comparable source deemed satisfactory to the Payee. Interest shall be computed on the basis of actual days elapsed divided by a 360 day year.

     The interest rate as provided in this section shall apply at all times except during those periods of time, if any, when the Default Interest Rate shall be applicable.

                 PRINCIPAL AND INTEREST PAYMENTS

      Commencing on November 1, 2006 and on the first day of each month thereafter up to and including October 1, 2011, Borrower will make monthly payments of interest and principal in the amount of EIGHT THOUSAND SEVEN HUNDRED TWENTY-SIX DOLLARS and 54 CENTS ($8,726.54).

      Commencing on November 1, 2011 (the first day of the month following the determination of the new interest rate) and every five (5) years thereafter on November 1st, the monthly payments will be adjusted in order that the unpaid principal and accrued interest shall be paid in full on the Maturity Date in substantially equal monthly payments. All unpaid principal and interest, if any, shall be due and payable on the Maturity Date.

      Notwithstanding  the payment schedule  provided  herein  or established  herein, all amounts of principal  and  interest  due under  this  Note  shall be due and payable on  October  1,  2026
(herein the "Maturity Date").

                      DEFAULT INTEREST RATE

      The interest rate hereunder shall be increased to three (3) percentage points higher than the interest rate then in effect (as so increased, herein "Default Interest Rate") in the event of: (1) the failure by Maker to make any installment payment due under this Note on or before the 30th day following the due date thereof, or (2) the failure by Maker to comply with any of the other terms, covenants or conditions of this Note or any Mortgage securing this Note, within 30 days following the earliest date of such noncompliance. In the case of nonpayment, the Default Interest Rate shall apply commencing on the 31st day following the due date of such unpaid installment payment and continue thereafter unless and until all regularly scheduled past due monthly payments shall have been paid by Maker. In the case of noncompliance with any of the other terms, covenants or conditions of this Note or any Mortgage securing this Note, the Default Interest Rate shall apply commencing on the 31st day following the earliest date of such noncompliance and continue thereafter unless and until such default has been fully cured. Nothing contained herein shall be construed as limiting Payee's rights of acceleration upon an Event of Default as provided herein.

                            MORTGAGE

      The term "Mortgage" as used in this Note shall mean the mortgage of even date herewith in the principal sum of $731,185.71, intended to be duly recorded in the Tompkins County Clerk's Office, on premises situate at 239 Cherry Street, in the City of Ithaca, Tompkins County, New York, as more particularly described therein, as consolidated with a Mortgage given to Tompkins Trust Company in the principal amount of $320,000.00 dated July 26, 2006 and recorded July 26, 2006 in said Clerk's Office as Instrument Number 494096-004 ("Prior Mortgage"), which Prior Mortgage has a principal balance of $318,814.29, so as to form a single, consolidated mortgage lien securing the principal sum of $1,050,000.00. All property subject to the lien of this mortgage shall be known herein as the "Premises" or "Mortgaged Property." This Note is secured by the Mortgage.

                       LATE PAYMENT CHARGE

      If  any sum payable under this Note is not paid within  ten
(10) days after the date on which it is due, Maker shall pay a late charge of six percent (6%) of such unpaid sum.




                           PREPAYMENTS

      A prepayment premium shall be paid by Maker in the event of a Prepayment, as hereinafter defined, made on or before October 2, 2012. The amount of the prepayment premium shall be equal to the amount of the Prepayment multiplied by the Prepayment
Percentage, as hereinafter defined. The Prepayment Percentage shall vary based upon the date of the Prepayment in accordance with the following schedule:

   Date of Prepayment                 Prepayment Percentage
   ------------------                 ---------------------

On or prior to October 2, 2007                 5%

After October 2, 2007 and on
  or prior to  October 2, 2008                 4%

After October 2, 2008 and on
  or prior to  October 2, 2009                 3%

After October 2, 2009 and on
  or prior to  October 2, 2010                 2%

After October 2, 2010 and on
  or prior to  October 2, 2012                 1%

There shall be no prepayment premium after October 2, 2012. The term Prepayment shall mean any non-scheduled payment of principal which results from a refinancing of the Loan, or a portion thereof, with any party other than Tompkins Trust Company. All Prepayments shall be applied to the reduction and payment of principal in inverse order of maturity. No Prepayment shall extend the time for payment of any subsequent installment.

                          ACCELERATION

      IT IS HEREBY EXPRESSLY AGREED that the entire unpaid principal balance of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note and the Mortgage shall become immediately due and payable at the option of the Payee on the happening of any Event of Default hereunder or under the terms of the Mortgage, and that all of the terms, covenants and provisions contained in the Mortgage which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.

                   WAIVER OF PRESENTMENT, ETC.

      Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. No release of any security for the principal sum due under this Note or extension of time for payment of this Note, or any installment hereof, or acceptance of partial payments hereunder, and no alteration, amendment or waiver of any provision of this Note or the Mortgage made by agreement between Payee and any other person or party shall release, discharge, modify, change or affect the liability of the Maker under this Note and the Mortgage.

                  USURY REQUIREMENTS COMPLIANCE

      This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the principal balance of this Note at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate that Maker is permitted by law to contract for or agree to pay. If by the terms of this Note, the Maker is at any time required or obligated to pay interest on the principal balance of this Note at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied to principal and shall be deemed to have been payments in reduction of the principal balance of this Note.

                          BUSINESS DAYS

      If any payment hereunder becomes due on a Saturday, Sunday, or other holiday on which banks doing business in the State of New York are authorized to close, the due date for this Note or the payment may be extended to the next succeeding business day, and interest and fees shall be calculated based upon the time of actual payment.

               AFFIRMATIVE AND NEGATIVE COVENANTS

      For as long as any of the principal of this Note shall be outstanding:

      A. Leases and Financial Information. Borrower will provide copies of any and all leases affecting the mortgaged premises upon request by Bank. Within 120 days of each fiscal year end, Borrowers must furnish annual financial statements and tax returns in form and content satisfactory to the Bank. Borrower shall provide interim financial statements every six months.

           Borrower shall furnish such additional information, reports or statements relating to the operation and management of the mortgaged Premises and Borrower as the Bank from time to time may reasonably require.

      B. Notification of Adverse Changes. The Maker shall promptly notify the Payee of any material and adverse: (1) court or administrative determination, or (2) business development reasonably affecting the mortgaged Premises; provided, however, that Maker shall not be obligated to provide the Payee with material nonpublic information without reasonable assurance from the Payee as to Payee's use, disclosure or disposition of that information in compliance with applicable securities laws.

      C.    Compliance  with  Laws.   The  Maker  shall  maintain
compliance in all material respects with all applicable laws, regulations, ordinances, rules and orders which affect the mortgaged Premises.

      D. Further Assurances. The Maker will cooperate with the Payee and execute, acknowledge (if appropriate) and deliver such further instruments and documents, and take such other action as the Payee shall reasonably request to carry out to its satisfaction the transactions contemplated by this Note.

                        EVENTS OF DEFAULT

     The entire outstanding principal balance of, and all accrued and unpaid interest on, this Note, together with any amount which may become due because of prepayment, shall immediately become due at the option of Payee upon the occurrence and during the continuation of any one of the following events (each, an "Event of Default"):

                     (a)   Any principal or accrued interest  due
          under this Note is not paid within ten (10) days after the same is due.

                     (b)   The  failure of Maker  to  pay  within
          thirty (30) days after the due date thereof, any installment of any assessment against the Premises for local real estate taxes, improvements heretofore or hereafter laid or any payment in lieu of taxes, which assessment or payment is or may become payable in annual or periodic installments and is or may become a lien on the Premises; provided, however, that Maker may delay the making of any such payment for so long as it:
          (i) is contesting in good faith in appropriate proceedings the obligation to make such a payment and
          (ii) has established sufficient reserves for the payment of such amounts that may become due in the event such contest is not successful, provided further that such payment may not be delayed beyond the tome of commencement of proceedings to enforce or foreclose such lien.

                     (c)  Any judgment, State tax lien or Federal
          tax lien is filed against the Premises and the same is not paid or discharged of record within sixty (60) days; provided, however, that Maker may delay the making of any such payment or discharge for so long as it: (i) is contesting in good faith in appropriate proceedings the obligation to make such a payment or discharge, and (ii) has established sufficient reserves for the payment of such amounts that may become due in the event such contest is not successful, provided further that such payment may not be delayed beyond the tome of commencement of proceedings to enforce or foreclose such lien..

                     (d)   Except as permitted herein or  in  the
          Mortgage, any part of the Mortgaged Property or any interest therein is in any manner further mortgaged, encumbered, sold, transferred, conveyed or subjected to a lien (not removed within thirty (30) days), or any portion of the Mortgaged Property is removed, demolished or materially altered, or the Mortgaged Property is not kept in good condition and repair.

                     (e)  Any representation or warranty of Maker
          made herein or in any certificate, report, financial statement or other instrument furnished in connection with the making of any instrument evidencing the Loan shall prove to have been false or misleading in any material respect when made.

                     (f)   Maker  shall fail to  observe  in  any
          material respect any of the other material terms, covenants or conditions of this Note or the Mortgage.

                 (g)    Maker   shall  undergo   liquidation   or
          dissolution or take any action in preparation or furtherance thereof.

                     (h)  Maker shall make an assignment for  the
          benefit of creditors.

                    (i) A court of competent jurisdiction enters a decree or order for relief with respect to Maker under the United States Bankruptcy Code as now constituted or hereafter amended or under any other applicable Federal or state bankruptcy law or other similar law, or such court enters a decree or order appointing a receiver, liquidator, assignee, trustee sequestrator (or similar official) of Maker, or of any substantial part of its properties, or such court decrees or orders the winding up or liquidation of the affairs of Maker, and any such court order is not vacated or stayed within ninety (90) days of entry.

                     (j)   Maker  files a petition or  answer  or
          consent seeking relief under the United States Bankruptcy Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or other similar law, or Maker consents to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker, or of any substantial part of its properties, or Maker fails generally to pay its debts as such debts become due, or Maker takes any action in furtherance of any action described in this subparagraph (j).

                     (k)   There shall have occurred an event  of
          default under the Mortgage.

                      MAKER TO PAY EXPENSES

      If Payee deems it necessary to take any legal action to collect the indebtedness evidenced by this Note or any part thereof, or to foreclose the Mortgage, or if this Note is placed in the hands of an attorney for collection, Maker agrees to pay all reasonable costs of collection when incurred, including reasonable attorney's fees, which costs may be added to the amount due under this Note and be receivable therewith. Costs of collection include, but are not limited to reasonable attorney's fees incurred, whether or not a lawsuit is commenced, including reasonable attorney's fees for bankruptcy proceedings (such as, for example, applications to modify or vacate any automatic stay, object to any plan of reorganization and participation in any hearing held in connection with such proceedings), appeals and post-judgment collection proceedings.

                          MISCELLANEOUS

      Payee may set off toward payment of any obligations under this Note any indebtedness due or to become due from Payee to Maker and any moneys or other property of Maker in possession of Payee at any time.

      The terms of this Note shall be governed by and construed under the laws of the State of New York.

      This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

      To the extent permitted by law, Maker waives the right to trial by jury in any foreclosure or other action brought under the Mortgage or any action brought by the Payee with respect to the indebtedness evidenced by this Note. Maker agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Note, with venue in Tompkins County, and, in furtherance of such agreement, Maker agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over them in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court.

      Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that the Debt hereunder constitutes a valid and binding obligation of Maker.

     Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee" and "Maker" shall include their respective successors and assigns.

NO  COURSE  OF  DEALING BETWEEN THE BORROWER AND THE  BANK  SHALL
CHANGE OR MODIFY OR DISCHARGE IN WHOLE OR IN PART THIS NOTE.   NO
WAIVER OF ANY RIGHTS OR POWERS OF THE BANK OR CONSENT BY IT SHALL
BE VALID UNLESS IN WRITING AND SIGNED BY THE BANK.

      IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.

EVAPORATED METAL FILMS CORP.



by: _______________________________
      Megan Shay, Authorized Officer

STATE OF NEW YORK        )
COUNTY OF TOMPKINS       )  ss.:

     On the 2nd day of October, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Megan Shay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the same.

                              __________________________________
                              Notary Public

TOMPKINS TRUST COMPANY                                  GUARANTEE
Dated:    October 2, 2006                        Ithaca, New York
Given by: Dynasil Corporation of America

       FOR VALUABLE CONSIDERATION the undersigned Guarantor unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of any and all indebtedness of EVAPORATED METAL FILMS CORP. ("Borrower") to Tompkins Trust Company (herein "Bank"), including all indebtedness now existing or hereafter incurred pursuant to: (i) a note, dated concurrently herewith, in the consolidated principal amount of $1,050,000.00, made, executed and delivered by Borrower ("Mortgage Note") and
(ii) a Commercial Line of Credit Agreement, dated December 22, 2005 in the consolidated principal amount of $215,000.00, made, executed and delivered by Borrower ("LOC"). The word Obligations as used herein shall mean and include the principal sum, plus interest thereon, reasonable attorneys' fees and costs of collection incurred by Tompkins Trust Company in connection with any action undertaken to enforce the terms of the Mortgage Note, LOC, this Guarantee, and any and all such other amounts that may be due from Borrower to Tompkins Trust Company pursuant to the terms of the Mortgage Note, LOC, Mortgages, Security Agreements and Collateral Assignments of Leases and Rents, and any other instrument executed by Borrower in connection with the Obligations (collectively the "Financing Documents").

      This is a continuing, absolute and unconditional Guaranty and shall continue in full force and effect until the date on which all of the Obligations shall have been indefeasibly satisfied in full by payment and performance of the Obligations and shall not be affected or impaired by: (i) any transfer of all or any part of the assets of Borrower to, or any consolidation or merger of Borrower with or into, any other person, corporation or legal entity, (ii) any bankruptcy, insolvency, reorganization or similar proceeding involving or affecting Borrower, (iii) the existence or non-existence of any security for the Obligations,
(iv) the invalidity or unenforceability of any of the Financing Documents, (v) the existence or non-existence of any guaranty, or right of set-off with respect to the Obligations at any time or from time to time, (vi) any other defense, set-off or counterclaim (other than a defense of payment or performance strictly in accordance with the applicable terms of the Financing Documents) that may at any time be available to or be asserted by the Borrower or the Guarantor, (vii) any attempt, or failure to attempt, to collect from any entity other than the Borrower or to perfect or enforce any security, for the Obligations, or (vii) any other action, occurrence or circumstance whatsoever.

      Guarantor authorizes Bank, without notice or demand, and without affecting or impairing Guarantor's liability hereunder, from time to time to (a) renew, compromise, extend or otherwise change the time for payment of, or otherwise change the terms of the Obligations, to the extent permitted by the terms of the Mortgage Note, including increasing or decreasing of the rate of interest thereon; (b) take and hold security for the payment of the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Tompkins Trust Company in its sole discretion may determine; and (d) release or substitute any one or more indorsers, Guarantor, borrowers or other obligors. Bank may without notice assign this Guarantee in whole or in part.

      This Guarantee shall not obligate Tompkins Trust Company to do any of the following, each of which is specifically waived by the Guarantor: (a) proceed against Borrower, the Guarantor or any other party, (b) proceed against or exhaust any security held from Borrowers, or (c) pursue any other remedy which might be available to Tompkins Trust Company to collect the Obligations. Guarantor waives any defense based on or arising out of any defenses of Borrower other than payment in full of the Obligations. Until all of the Obligations of Borrower pursuant to the Financing Documents shall have been paid in full, Guarantor shall have no rights to subrogation and Guarantor waives any right to enforce any remedy which Tompkins Trust Company now has or may hereafter have against Borrower and does waive any benefit of, and any right to participate in any security now or hereafter held by Tompkins Trust Company. Guarantor waives all presentment, demand for performance, protest and notice, including, without limitation, notice of non-performance, notice of protest, notice of dishonor, and notice of acceptance of this Guarantee, except that this waiver of notice shall not relieve Tompkins County Trust Company from providing such notices to Borrower, if any, as may be required pursuant to the terms of the Mortgage Note.

      No right or power of Tompkins Trust Company hereunder shall be deemed to be waived by any act or conduct on the part of Tompkins Trust Company, or by any neglect to exercise such right or power, or by any delay in so doing, and right or power shall continue in full force effect unless specifically waived or released by an instrument in writing executed by Tompkins Trust Company. This Guarantee shall remain in full force and effect and the Guarantor shall be liable thereon until all Obligations have been indefeasibly satisfied in full.

     Guarantor agrees that all payments of any amounts in respect of any Obligations owed by Borrower to Guarantor ("Personal Loans") shall be subordinated and junior, in the manner hereinafter set forth, in right of payment to the prior payment in full of the Obligations and the Personal Loans are hereby subordinated as a claim against Borrower or any of Borrower's assets, whether such claim be in the ordinary course of business or in the event of any dissolution, liquidation, bankruptcy, receivership or reorganization of Borrower, to the prior payment in full of the Obligations. No payment of principal of or interest on the Personal Loans shall be made (i) unless the Obligations has been paid in full or (ii) unless immediately after giving effect to such payment there shall exist no event of default, or an event which with the passage of time or the giving of notice or both would become an event of default, under any of the Financing Documents. If a payment is made to the holder of the Personal Loans in violation of the foregoing provisions, such payment shall be held by such holder in trust for the benefit the Bank.

     This Guarantee shall be deemed to be made under and shall be governed by the laws of the State of New York in all respects, including matters of construction, validity and performance, and the terms and provisions hereof may not be waived, altered, modified or amended except in a writing duly signed by an authorized officer of Tompkins Trust Company and by Guarantor.

      If any of the provisions of this Guarantee shall contravene or be held invalid under the laws of the jurisdiction, this Guarantee shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

      The Guarantee shall bind the undersigned Guarantor, and its legal representatives, successors and assigns, and this Guarantee shall inure to the benefit of Tompkins Trust Company and its successors and assigns.

NO  COURSE  OF DEALING BETWEEN THE GUARANTOR AND THE  BANK  SHALL
CHANGE OR MODIFY OR DISCHARGE IN WHOLE OR IN PART THIS GUARANTEE.
NO  WAIVER OF ANY RIGHTS OR POWERS OF THE BANK OR CONSENT  BY  IT
SHALL BE VALID UNLESS IN WRITING AND SIGNED BY THE BANK.

      IN WITNESS WHEREOF the undersigned Guarantor has duly executed this Guarantee on October 2, 2006.

Dynasil Corporation of America


by: _______________________________
      Craig T. Dunham, President

STATE OF NEW YORK        )
COUNTY OF TOMPKINS       )  ss.:

     On the 2nd day of October, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Craig
T. Dunham, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the same.


                              __________________________________
                              Notary Public

TOMPKINS TRUST COMPANY                          SECURITY AGREEMENT
                                                  Ithaca, New York
                                                   October 2, 2006

     FOR VALUE RECEIVED, EVAPORATED METAL FILMS CORP., a New York Corporation maintaining an office at 239 Cherry Street, Ithaca, New York 14850 ("Borrower") hereby grants to TOMPKINS TRUST COMPANY, maintaining its office The Commons, Ithaca, New York
14850 (herein "TTC") a security interest in the following described property upon the following terms and conditions:

     1. Security Interest. As security for the Secured Obligations described in section 2 hereof, Borrower hereby grants to TTC a prior security interest in and valid lien on all of the property described below, together with any and all additions thereto and replacements and proceeds thereof: all now existing or hereafter acquired machinery, furniture, equipment, fixtures and leases used at or in connection with the real property located at 239 Cherry Street, City of Ithaca, Tompkins County, New York (hereinafter referred to collectively as the "Collateral").

     2. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the all liabilities and obligations of Borrower to TTC (herein called the "Secured Obligations"), including the following:

          (a) Principal and interest pursuant to note (the "Note") made, executed and delivered by Borrower to TTC, dated concurrently herewith, in the consolidated amount of $1,050,000.00, together with any and all amendments, renewals and modifications thereof.

     3. Special Warranties and Covenants of Borrower. Borrower hereby warrants and covenants to Bank that:

          (a) The address shown at the beginning of this Agreement is the principal place of residence or business of Borrower. Borrower will not change its principal or any other place of business without the prior written consent of the Bank, which consent will not unreasonably be withheld or delayed.

          (b) Borrower will not sell, encumber or otherwise dispose of any of the Collateral or any interest therein, except in the ordinary course of business or with the prior written consent of the Bank, which consent will not unreasonably be withheld or delayed.

          (c) Borrower will promptly execute and deliver to Bank such financing statements, certificates and other documents or instruments as may be reasonably necessary to enable Bank to perfect or from time to time renew the security interest granted hereby.

          (d) Upon request, Borrower will give Bank notice of each office of Borrower at which records of Borrower pertaining to the Collateral are kept. Except as such notice is given, Borrower's records concerning the Collateral are and will be kept at the address shown at the beginning of this Agreement as the principal place of business of Borrower. Bank may examine such records, from time to time, upon Bank's reasonable notice to Borrower.

          (e) Borrower irrevocably appoints Bank as his agent with full authority to execute and file any financing statements to perfect the security interest granted herein.

     4. Rights of Bank. Upon the occurrence of any Event of Default (as defined in Section 6 hereof), such default not having previously been remedied or cured, Bank may declare all of the Secured Obligations to be immediately due and payable and shall then have the rights and remedies of a secured party under the Uniform Commercial Code or under any other applicable laws, including, without limitation, the right to:

   (a) notify debtors or obligers, pursuant to U.C.C. Section 9-502, on any accounts or chattel paper, or any buyers or lessees of any of the Collateral of any other persons, of Bank's interest in the Collateral and require such persons to deliver all proceeds to Bank, or such other person as Bank may designate, at such time or times and in such manner and form as Bank may direct;

          (b)  exercise any right of set-off which Bank  may  have
against   Borrower,  any  other  obligor  or  guarantor   or   any
Collateral;

          (c) exercise all or any of the rights and remedies of a secured party under the Uniform Commercial Code or as creditor under any other applicable law including, without limitation, the right to require Borrower to assemble the Collateral and any records pertaining thereto and make them available to Bank at a time and place designated by Bank;

          (d) enter the premises of Borrower and take possession of the Collateral and any records pertaining thereto; and also take possession of all personal property located in or attached to Collateral without liability to Borrower and hold such property for Borrower at Borrower's expense;

          (e) use, operate, manage, lease or otherwise control the Collateral in any lawful manner, collect and receive all rents, income, revenue, earnings, issues and profits therefrom and, in its sole discretion but without any obligation to do so, insure, maintain repair, renovate, alter or remove the Collateral;

          (f) grant extensions or compromises or settle claims for less than face value relative to the Proceeds without prior notice to Borrower or any other guarantor or obligor;

          (g) use, in connection with any assembly, use or disposition of the Collateral, any trademark, trade name, trade style, copyright, brand, patent, patent right, license or technical process used or utilized by Borrower;

          (h) take such actions as Bank may deem necessary or advisable to preserve, process, develop, maintain, protect, care for or insure the Collateral or any portion thereof, and Borrower irrevocably appoints Bank its attorney-in-fact to do all acts and things in connection therewith; or

          (i) take any action which Bank may deem necessary or desirable in order to realize on any of the Collateral, including without limitation the power to perform and contract or to endorse in the name of Borrower any checks, notes, drafts, receipts or other instruments or documents received in payment of or on account of, or constituting, any of the Collateral, and Borrower irrevocably appoints Bank its attorney-in-fact with full power of substitution for all or any such acts or purposes; and

          (j) sell or otherwise dispose of all or any of the Collateral at any public or private sale at any time or times with or without advertisement or demand upon five (5) calendar days prior written notice to Borrower or any other obligor or guarantor or which Borrower acknowledges to be sufficient and commercially reasonable, with the right of Bank or its nominee to become purchaser at any sale (unless prohibited by statute) free from any equity of redemption and from all other claims, and after deducting all expenses for which Borrower is responsible pursuant to this Agreement, apply the remaining proceeds of any sale or pay (or hold as a reserve against) any of the Secured Obligations.

     Except to the extent limited by non-waivable provision of statute, Bank shall not be liable to any person whatsoever, for, or in connection with, the exercise, method of exercise, delay or failure to exercise any of the remedies provided for herein, and Borrower shall indemnify, and agrees to hold harmless and waives and releases Bank from any and all claims, liabilities, actions, costs, suits, demands or losses whatsoever occurring on account of or in connection with such exercise, method or exercise, delay or failure to exercise.

     5. Rights of Bank to Use and Operate Collateral, Etc. Upon the occurrence of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, Bank shall have the right and power to take possession of all or any part of the Collateral, and to litigate, compromise, extend, renew or otherwise deal with the Collateral and may endorse Borrower's name on account or contract payments received by Bank.

     6. Events of Default. Borrower shall be in default under this Agreement if any of the following events (herein called "Events of Default") shall occur:

          (a) Default shall be made in the due and punctual payment of any payment of principal or of interest on any of the Liabilities as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any;

          (b) Any other Event of Default (as defined or provided in the Note or in any Mortgage or other agreement granted to Bank to secure repayment of the Liabilities) shall occur and such Event of Default shall continue beyond the expiration of the applicable period of grace, if any;

          (c) Failure by the Borrower to observe in all material respects any material covenant, agreement, condition or term of this Security Agreement;

          (d) The occurrence of a material default under any agreement or instrument now or hereafter in connection with any of the Liabilities or breach by Borrower or any other Obligor (which term shall refer to any maker, co-maker, endorser, guarantor or surety of, or other person obligated under any statute for, any of the Liabilities) of any obligation or duty to Bank;

          (e) Any representation or warranty in any material financial or other statement, schedule, certificate, or other document of Borrower or any other Obligor delivered to Bank by or on behalf of Borrower or any other Obligor shall prove to be false, misleading or incomplete in any material respect;

          (f) A material adverse change occurs in the financial condition of Borrower or any other Obligor which is reasonably unacceptable to Bank in its sole discretion from the condition most recently disclosed to Bank in any manner;

          (g) Borrower dissolves, liquidates, merges, reorganizes, changes its name, sells or otherwise disposes of substantially all of its assets or ceases to conduct operations, or prepares or attempts to do any of the foregoing;

          (h) A trustee or receiver is appointed for Borrower or any other Obligor, or Borrower or any other Obligor or for all or a substantial part of its or their property or Borrower or any other Obligor commences any bankruptcy or other similar proceedings under any insolvency law, state or federal, or any such proceeding is commenced against Borrower or any other Obligor, or Borrower or any other Obligor becomes insolvent, or generally fails to pay or is generally unable to pay its debts, or makes an assignment for the benefit of creditors or admits in writing its insolvency or inability or failure to pay its debts generally as they become due, or fails within 30 days to pay or bond or otherwise discharge any judgment which is unstayed pending appeal;

          (i) Borrower or any other Obligor expresses an intent to terminate or revoke responsibility for any Liabilities;

          (j) Any Collateral becomes the subject of any attachment, garnishment, levy or lien except for liens arising and discharged in the ordinary course of business (unless expressly permitted in writing signed by Bank which permission shall not unreasonably be withheld or delayed);

          (k) Except in the ordinary course of business, Borrower or any other Obligor assigns or otherwise transfers, or attempts to assign or transfer, any of its right, title and interest in any of the Collateral without the prior written consent of the Bank; or

          (l) Borrower or any other Obligor fails to furnish financial or other information as Bank may reasonably request.

     7. Waivers, Etc. Borrower hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of Bank hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to Borrower, or the substitution, release or surrender of any Collateral, the addition or release of persons primarily or secondarily liable on any Secured Obligation, the acceptance of partial payments on any of the Secured Obligations. No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion.

     8. Termination; Assignment, Etc. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full. No waiver by Bank or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Bank of all or any of the Secured Obligations held by it such purchaser or assignee shall become vested with all of the powers and rights of Bank hereunder, and Bank shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

     9. Notices. Except as otherwise provided herein, notice to Borrower or to Bank shall be in writing and deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class mail, postage prepaid, to the respective party at the address set forth hereinabove.

     10. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns. In case a court of competent jurisdiction shall hold any provision in this Agreement to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one instrument.

     11. Costs and Expenses. Upon the occurrence of an Event of Default, or if Bank shall appear in, defend, or bring any action or proceeding to protect its interest in the Collateral, to foreclose upon the security interest granted herein, or collect the Liabilities, the costs and expenses thereof (including reasonable attorneys fees whether or not an action has been commenced), with interest as provided in this paragraph, shall be paid by Borrower to Bank upon demand. All such costs and expenses incurred by Bank shall bear interest at the rate set forth in the Note plus two (2) percentage points, from the date incurred. These costs and expenses include, but are not limited to, the reasonable expenses in retaking, holding, improving, repairing, preparing for sale or lease, selling, leasing and the like. All such costs and expenses, together with interest thereon, shall constitute part of the Liabilities secured hereby.

      12. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

NO COURSE OF DEALING BETWEEN THE BORROWER AND THE BANK SHALL CHANGE OR MODIFY OR DISCHARGE IN WHOLE OR IN PART THIS SECURITY AGREEMENT. NO WAIVER OF ANY RIGHTS OR POWERS OF THE BANK OR CONSENT BY IT SHALL BE VALID UNLESS IN WRITING AND SIGNED BY THE BANK.

          IN WITNESS WHEREOF, Borrower has executed this Agreement as of the date first above written.

EVAPORATED METAL FILMS CORP.



by: _______________________________
      Megan Shay, Authorized Officer

STATE OF NEW YORK        )
COUNTY OF TOMPKINS       )  ss.:

     On the 2nd day of October, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Megan Shay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the same.


                              __________________________________
                              Notary Public


K:\MBW\WPFILES\TCTC\Evaporated_Metal\2006            Sale\Security
Agreement_9-21.doc